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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 20, 2001


                                COHO ENERGY, INC.
                            (Exact name of registrant
                          as specified in its charter)


          TEXAS                      0-22576               75-2488635

(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)

               14785 PRESTON ROAD, SUITE 860, DALLAS, TEXAS 75240
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 774-8300





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ITEM 5.  OTHER EVENTS

         See press release attached as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 Press release dated April 20, 2001 related to engagement of JPMorgan, a division of Chase Securities Inc., as financial advisor.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Coho Energy, Inc.



Date: April 24, 2001               By: /s/ MICHAEL MCGOVERN
                                      -----------------------------------------
                                      Michael McGovern
                                      President and
                                      Chief Executive Officer



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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

  99.1 Press release dated April 20, 2001 related to engagement of JP Morgan, a division of Chase Securities Inc., as financial advisor.